SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 23, 1999


                              NTL INCORPORATED
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Delaware              0-25691               13-4051921
       ---------------------------------------------------------------
       (State or Other         (Commission           (IRS Employer
       Jurisdiction of          FileNumber)        Identification No.)
       Incorporation)


       110 East 59th Street, New York, New York         10022
       ---------------------------------------------------------------
       (Address of Principal Executive Offices)        (Zip Code)


       Registrant's Telephone Number, including area code (212) 906-8440


       ---------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.       Other Events.

       On June 23, 1999, NTL Incorporated announced that it had filed a registration statement with the SEC with respect to 8 million shares of its common stock and $400 million of NTL Communications Corp.'s convertible subordinated notes due 2009, which are convertible into shares of NTL Incorporated. The amounts of these offerings by NTL may change as a result of market conditions and the possible inclusion of secondary shares pursuant to registration rights previously granted by NTL.

Item 7.       Financial Statements and Exhibits

              Exhibits

       99.1   Press release, issued June 23, 1999



                                 SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NTL INCORPORATED
                                            (Registrant)


                                          By: /s/ Richard J. Lubasch
                                             --------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Senior Vice President-
                                                   General Counsel


Dated: July 7, 1999




                               EXHIBIT INDEX


Exhibit                                                      Page
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   99.1       Press release, issued June 23, 1999